UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22801 St. Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices) (Zip Code)

(216) 481-8100

(Registrant's telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2014, the shareholders of Lincoln Electric Holdings, Inc. (the “Company”) approved amendments to Article III of the Company’s Amended and Restated Code of Regulations (the “Regulations”) to eliminate the classified structure of the Company’s Board of Directors (the “Board”). The declassification of the Board will be phased in starting with the 2015 Annual Meeting of Shareholders so that directors up for election in 2015 will be elected to a one-year term (as opposed to a three-year term). As a result, beginning with the 2016 Annual Meeting, a majority of the Board will stand for election annually, and, beginning with the 2017 Annual Meeting, all directors will stand for election annually.

Attached hereto as Exhibit 3.1 is a copy of the Amended and Restated Code of Regulations, as amended on November 3, 2009 and April 24, 2014, which is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders of the Company was held on Thursday, April 24, 2014 at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio.

The final results of voting on each of the matters submitted for a vote of security holders at the 2014 Annual Meeting are as follows:

1. Shareholders elected five directors, each to hold office until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David H. Gunning	63,234,175	683,045	0	8,397,675
G. Russell Lincoln	63,247,327	669,893	0	8,397,675
Christopher L. Mapes	62,551,169	1,366,051	0	8,397,675
Phillip J. Mason	63,695,833	221,387	0	8,397,675
Hellene S. Runtagh	63,197,905	719,315	0	8,397,675

2. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2014, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,885,932	306,421	122,542	0

3. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,041,620	2,187,947	687,653	8,397,675

4. Shareholders approved amendments to Article III of our Amended and Restated Code of Regulations to declassify our board of directors, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,457,046	249,275	210,899	8,397,675

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Code of Regulations of Lincoln Electric Holdings, Inc., as amended on April 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: April 29, 2014	By:	/s/ Frederick G. Stueber
Frederick G. Stueber
Executive Vice President, General Counsel & Secretary

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit No.	Exhibit

3.1	Amended and Restated Code of Regulations of Lincoln Electric Holdings, Inc., as amended on April 24, 2014.